UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2020

HG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	No. 0-14938	54-1272589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2115 E. 7th Street, Suite 101 Charlotte, North Carolina		28204
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (252) 355-4610

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events.

As previously reported, on October 31, 2019, HG Holdings, Inc. (the “Company”) entered into a Forbearance Agreement (the “Forbearance Agreement”) with Stanley Furniture Company LLC (the “Borrower”) and certain affiliates (together with the Borrower, the “Loan Parties”) pursuant to which the Company agreed, subject to certain conditions, to forbear until February 24, 2020 from exercising its rights and remedies under the Second Amended and Restated Subordinated Security Promissory Note, dated as of February 7, 2019 (“Second A&R Note”) issued by the Borrower to the Company.

On February 24, 2020, the Company and the Loan Parties entered into a letter agreement (the “Forbearance Extension Letter Agreement”) extending the outside termination date for the forbearance period under the Forbearance Agreement from February 24, 2020 to February 26, 2020.  The other terms and conditions of the Forbearance Agreement remain the same. The forbearance period terminated on February 26, 2020 under the terms of Forbearance Extension Letter Agreement and Forbearance Agreement.

On February 28, 2020 and March 3, 2020, the Company received a prepayments of $200,000 and $350,000, respectively, of the principal amount on the Second A&R Note from the Borrower.

On March 6, 2020, the Company and the Loan Parties entered into a letter agreement (the “Second Forbearance Extension Letter Agreement”) extending, subject to certain conditions, the outside termination date from February 26, 2020 to March 17, 2020. The extension of the outside termination and the effectiveness of the Second Forbearance Extension Letter Agreement is conditioned on Borrower making payments to be applied to the outstanding principal balance of the Second A&R Note of $250,000 on or before March 12, 2020 and $750,000 on or before March 13, 2020. The Second Forbearance Extension Letter Agreement also requires the Borrower to make an additional $391,969.82 payment on or before March 17, 2020 which will be applied to the outstanding principal balance of the Second A&R Note. The other terms and conditions of the Forbearance Agreement remain the same.

The foregoing description of the Second Forbearance Extension Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Second Forbearance Extension Letter Agreement, a copy of which is filed as Exhibit 10.1 to this report, and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits

10.1*

Second Forbearance Extension Letter Agreement, dated as of March 6, 2020, by and among Stanley Furniture Company LLC, Stanley Intermediate Holdings LLC, Stanley Furniture Company 2.0, LLC and Churchill Downs Holdings Ltd., and HG Holdings, Inc.

_________________________

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HG HOLDINGS, INC.

Date: March 12, 2020	By:	/s/ Bradley G. Garner
Bradley G. Garner
Principal Financial and Accounting Officer